July 18, 2006

                       Supplement to the May 1, 2006 Class I and II Shares
                   Prospectuses for Pioneer America Income Trust VCT Portfolio


Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the portfolio is the responsibility of Richard Schlanger and Charles Melchreit. Mr. Schlanger and Mr. Melchreit are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Schlanger, a vice president, joined Pioneer as a portfolio manager in 1988. Mr. Melchreit, a vice president, joined Pioneer in 2006. From 2003 to 2004, Mr. Melchreit was a managing director at Cigna Investment Management. Prior thereto, he was senior vice president and portfolio manager at Aeltus Investment Management. Mr. Melchreit received an MS degree in Statistics from PlaceNameplaceYale PlaceTypeUniversity in 2005.

The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



                                                                   19742-00-0706
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC